FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS THIRD QUARTER AND NINE MONTH RESULTS

Reports Record Third Quarter Adjusted Income from Continuing Operations
Adjusted Earnings per Share from Continuing Operations Rises to $0.60

Third Quarter 2012	Nine Months 2012

•	Revenue Increases 17.4% to $3.4 Billion

•	Revenue Increases 18.2% to $10.0 Billion

• Same-store Retail Revenue Increases
11.7%

• Same-store Retail Revenue Increases 9.6%

• Adjusted Inc. from Continuing

• Adjusted Inc. from Continuing
Operations Increases 19.1% to $54.3 Million	Operations Increases 27.1% to $153.8 Million

• Adjusted EPS from Continuing Operations

• Adjusted EPS from Continuing Operations
Increases 20% to $0.60 per share	Increases 29.8% to $1.70 per share

• Adjusted EBITDA Increases 7.0% to

• Adjusted EBITDA Increases 20.6% to
$100.3 Million	$305.1 Million
BLOOMFIELD HILLS, MI, November 2, 2012 – Penske Automotive Group, Inc. (NYSE:PAG), an
international automotive retailer, announced today record third quarter adjusted income from
continuing operations and related earnings per share.	For the third quarter 2012, adjusted income
from continuing operations attributable to common shareholders increased 19.1% to $54.3 million and related earnings per share increased 20.0% to $0.60 per share. This compares to adjusted income from continuing operations attributable to common shareholders of $45.6 million, or $0.50 per share in the same period last year.

Adjusted income from continuing operations attributable to common shareholders for the third quarter and nine months ended September 30, 2012, excludes after-tax costs of $13.0 million, or $0.14 per share, of debt redemption costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016. Adjusted income from continuing operations attributable to common shareholders for the third quarter and nine months ended September 30, 2011 excludes $11.0 million, or $0.12 per share, of net income tax benefits reflecting a positive adjustment from the resolution of certain tax items in the U.K. of $17.0 million, or $0.19 per share, partially offset by a reduction in deferred tax assets of $6.0 million, or $0.07 per share. Actual third quarter 2012 income from continuing operations was $41.3 million, or $0.46 per share, compared to income from continuing operations of $56.6 million, or $0.62 per share in the same period last year.

Total revenue increased 17.4% to $3.4 billion, including a same-store retail revenue increase of 11.7% in the third quarter. The revenue increase was driven by a 23.6% increase in total retail unit sales, including 16.6% on a same-store basis. Gross profit improved 10.9% to $511.0 million while operating income increased 11.4% to $87.5 million.

Highlights of the Third Quarter

•	Total Retail Unit Sales increased 23.6% to 88,151

•	+21.1% in the United States; +29.1% Internationally

•	New unit retail sales +26.3%

•	Used unit retail sales +20.4%

•	Same-store Retail Revenue increased 11.7%

•	New +15.9%; Used +8.4%; Finance & Insurance +13.0%; Service and Parts +1.9%

•	+16.6% in the United States; +3.6% Internationally

•	Average Transaction Price Per Unit

•	New $36,497; -3.8%

•	Used $24,982; -4.8%

•	Average Gross Profit Per Unit

•	New $2,821; Gross Margin 7.7%; down 80 bps

•	Used $1,824; Gross Margin 7.3%; down 20 bps

•	Finance & Insurance $969; down $57/unit

Chairman Roger Penske said, “The Company’s third quarter results continue to demonstrate the strength of the auto retail sales environment in both the U.S. and our international markets. We experienced strong new unit sales throughout the quarter, particularly through our volume foreign brands which increased 33.9%, including 30.7% on a same-store basis. Additionally, our retail used vehicle unit sales continue to be very strong, increasing 20.4%, including 13.3% on a same-store basis. I was particularly pleased to see service and parts gross margin improve by 80 basis points to 57.8% and a 1.9% improvement in same-store service and parts revenue.”

Penske continued, “While new and used unit sales were strong, we experienced pricing pressure in our markets, especially when compared to the third quarter last year, when a lack of inventory at our Toyota, Honda and Nissan dealerships drove higher gross profits per unit.”

For the nine months ended September 30, 2012, total revenue increased 18.2% to $10.0 billion. Adjusted income from continuing operations attributable to common shareholders increased 27.1% to $153.8 million and adjusted earnings per share attributable to common shareholders increased 29.8% to $1.70 per share. This compares to adjusted income from continuing operations attributable to common shareholders of $121.0 million, and related earnings per share of $1.31 per share in the same period last year. Actual income from continuing operations for the nine months ended September 30, 2012, was $140.8 million, or $1.56 per share, compared to income from continuing operations of $132.0 million, or $1.43 in the same period last year.

Securities Repurchase Activity

During the third quarter ended September 30, 2012, the Company completed the redemption of the remaining $25.5 million in outstanding 3.5% senior subordinated convertible notes. No shares of common stock were issued in the redemption. Additionally, the Company redeemed $375 million of 7.75% senior subordinated notes in connection with the issuance of $550 million of 5.75% senior subordinated notes.

The Company currently has remaining authorization from its Board of Directors to repurchase up to $98.3 million of its outstanding common stock or debt. Securities may be acquired from time to time either through open market purchases, negotiated transactions or other means.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the third quarter of 2012 on November 2, 2012, at 11:00 a.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1096 [International, please dial (612) 288-0337]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website at www.penskeautomotive.com.

About Penske Automotive

., headquartered in Bloomfield Hills, Michigan, operates 341 retail automotive franchises, representing 40 different brands and 30 collision repair centers. Penske Automotive, which sells new and previously owned vehicles, finance and insurance products and replacement parts, and offers maintenance and repair services on all brands it represents, has 171 franchises in 17 states and Puerto Rico and 170 franchises located outside the United States, primarily in the United Kingdom. Penske Automotive is a member of the Fortune 500 and Russell 2000 and has approximately 16,000 employees.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted earnings per share from continuing operations, and adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”). The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the Company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and outlook. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2011, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/#!/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenues:
New Vehicle	$1,763,050	$1,451,177	$5,066,417	$4,229,192
Used Vehicle	995,376	867,969	2,926,523	2,511,573
Finance and Insurance, Net	85,420	73,191	247,906	208,540
Service and Parts	372,032	347,432	1,109,122	1,027,120
Fleet and Wholesale	185,531	158,672	656,663	490,135

Total Revenues	3,401,409	2,898,441	10,006,631	8,466,560
Cost of Sales:
New Vehicle	1,626,759	1,327,968	4,659,490	3,877,615
Used Vehicle	922,703	802,542	2,701,645	2,310,147
Service and Parts	156,942	149,429	465,620	440,392
Fleet and Wholesale	184,009	157,739	650,302	484,222

Total Cost of Sales	2,890,413	2,437,678	8,477,057	7,112,376
Gross Profit	510,996	460,763	1,529,574	1,354,184
SG&A Expenses	409,432	369,783	1,216,231	1,098,132
Depreciation	14,037	12,427	41,013	36,132

Operating Income	87,527	78,553	272,330	219,920
Floor Plan Interest Expense	(10,055)	(6,837)	(29,675)	(20,617)
Other Interest Expense	(11,689)	(11,153)	(35,474)	(32,889)
Debt Discount Amortization	—	—	—	(1,718)
Equity in Earnings of Affiliates	8,814	9,623	21,392	17,527
Debt Redemption Costs	(17,753)	—	(17,753)	—
Income from Continuing Operations Before Income Taxes	56,844	70,186	210,820	182,223
Income Taxes	(15,308)	(13,246)	(69,052)	(49,289)

Income from Continuing Operations	41,536	56,940	141,768	132,934
Loss from Discontinued Operations, Net of Tax	(223)	(895)	(3,837)	(2,833)

Net Income	41,313	56,045	137,931	130,101
Less: Income Attributable to Non-Controlling Interests	282	338	990	907

Net Income Attributable to Common Shareholders	$41,031	$55,707	$136,941	$129,194

Income from Continuing Operations Per Share	$0.46	$0.62	$1.56	$1.43

Income Per Share	$0.45	$0.61	$1.52	$1.40

Weighted Average Shares Outstanding	90,296	91,431	90,362	92,169

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$41,536	$56,940	$$141,768	$132,934
Less: Income Attributable to Non-Controlling Interests	282	338	990	907

Income from Continuing Operations, net of tax	$41,254	$56,602	$140,778	$132,027
Loss from Discontinued Operations, net of tax	(223)	(895)	(3,837)	(2,833)

Net Income	$41,031	$55,707	$136,941	$129,194

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Thousands)
(Unaudited)

	September 30,	December 31,
	2012	2011
Assets
Cash and Cash Equivalents	$25,935	$28,676
Accounts Receivable, Net	505,770	438,769
Inventories	1,864,773	1,572,568
Other Current Assets	91,204	80,179
Assets Held for Sale	38,005	81,122

Total Current Assets	2,525,687	2,201,314
Property and Equipment, Net	961,488	856,674
Intangibles	1,210,959	1,132,181
Other Long-Term Assets	326,046	312,130

Total Assets	$5,024,180	$4,502,299

Liabilities and Equity
Floor Plan Notes Payable	$1,254,895	$977,548
Floor Plan Notes Payable – Non-Trade	704,280	691,888
Accounts Payable	275,032	220,538
Accrued Expenses	259,146	201,179
Current Portion Long-Term Debt	14,929	3,414
Liabilities Held for Sale	34,124	55,820

Total Current Liabilities	2,542,406	2,150,387
Long-Term Debt	815,918	846,777
Other Long-Term Liabilities	397,465	364,722

Total Liabilities	3,755,789	3,361,886
Equity	1,268,391	1,140,413

Total Liabilities and Equity	$5,024,180	$4,502,299

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Revenues:
New Vehicle	$1,763,050	$1,451,177	21.5%
Used Vehicle	995,376	867,969	14.7%
Finance and Insurance, Net	85,420	73,191	16.7%
Service and Parts	372,032	347,432	7.1%
Fleet and Wholesale	185,531	158,672	16.9%

Total Revenues	3,401,409	2,898,441	17.4%
Cost of Sales:
New Vehicle	1,626,759	1,327,968	22.5%
Used Vehicle	922,703	802,542	15.0%
Service and Parts	156,942	149,429	5.0%
Fleet and Wholesale	184,009	157,739	16.7%

Total Cost of Sales	2,890,413	2,437,678	18.6%
Gross Profit	510,996	460,763	10.9%
SG&A Expenses	409,432	369,783	10.7%
Depreciation	14,037	12,427	13.0%

Operating Income	87,527	78,553	11.4%
Floor Plan Interest Expense	(10,055)	(6,837)	47.1%
Other Interest Expense	(11,689)	(11,153)	4.8%
Equity in Earnings of Affiliates	8,814	9,623	(8.4%)
Debt Redemption Costs	(17,753)	—	—

Income from Continuing Operations Before Income Taxes	56,844	70,186	(19.0%)
Income Taxes	(15,308)	(13,246)	(15.6%

Income from Continuing Operations	41,536	56,940	(27.1%)
Loss from Discontinued Operations, Net of Tax	(223)	(895)	(75.1%)

Net Income	41,313	56,045	(26.3%)
Less: Income Attributable to Non-Controlling Interests	282	338	(16.6%)

Net Income Attributable to Common Shareholders	$41,031	$55,707	(26.3%)

Income from Continuing Operations Per Share	$0.46	$0.62	(25.8%)

Income Per Share	$0.45	$0.61	(26.2%)

Weighted Average Shares Outstanding	90,296	91,431	(1.2%)

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$41,536	$56,940	(27.1%)
Less: Income Attributable to Non-Controlling Interests	282	338	(16.6%)

Income from Continuing Operations, net of tax	$41,254	$56,602	(27.1%)
Loss from Discontinued Operations, net of tax	(223)	(895)	(75.1%)

Net Income	$41,031	$55,707	(26.3%)

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Three Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	48,307	38,248	26.3%
Used Retail	39,844	33,084	20.4%

Total Retail	88,151	71,332	23.6%

Same-Store Retail Units:
New Same-Store Retail	44,254	37,057	19.4%
Used Same-Store Retail	36,855	32,531	13.3%

Total Same-Store Retail	81,109	69,588	16.6%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$1,615,941	$1,393,797	15.9%
Used Vehicles	924,835	853,002	8.4%
Finance and Insurance, Net	80,911	71,584	13.0%
Service and Parts	342,069	335,846	1.9%

Total Same-Store Retail	$2,963,756	$2,654,229	11.7%

Revenue Mix:
New Vehicles	51.8%	50.1%	170 bps
Used Vehicles	29.3%	29.9%	(60 bps)
Finance and Insurance, Net	2.5%	2.5%	—
Service and Parts	10.9%	12.0%	(110 bps)
Fleet and Wholesale	5.5%	5.5%	—
Average Revenue per Vehicle Retailed:
New Vehicles	$36,497	$37,941	(3.8%)
Used Vehicles	24,982	26,235	(4.8%)
Gross Profit per Vehicle Retailed:
New Vehicles	$2,821	$3,221	(12.4%)
Used Vehicles	1,824	1,978	(7.8%)
Finance and Insurance	969	1,026	(5.6%)
Operating items as a percentage of revenue:
New Vehicle Gross Profit	7.7%	8.5%	(80 bps)
Used Vehicle Gross Profit	7.3%	7.5%	(20 bps)
Service and Parts Gross Profit	57.8%	57.0%	80 bps
Total Gross Profit	15.0%	15.9%	(90 bps)
Selling, General and Admin. Expenses	12.0%	12.8%	(80 bps)
Operating Income	2.6%	2.7%	(10 bps)
Inc. From Cont. Ops. Before Inc. Taxes	1.7%	2.4%	(70 bps)
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	80.1%	80.3%	(20 bps)
Operating Income	17.1%	17.0%	10 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Three Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$82,570	$93,766	(11.9%)
Adjusted EBITDA *	100,323	93,766	7.0%
Rent Expense	44,394	42,520	4.4%
Floorplan Credits	5,864	4,865	20.5%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Nine Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Revenues:
New Vehicle	$5,066,417	$4,229,192	19.8%
Used Vehicle	2,926,523	2,511,573	16.5%
Finance and Insurance, Net	247,906	208,540	18.9%
Service and Parts	1,109,122	1,027,120	8.0%
Fleet and Wholesale	656,663	490,135	34.0%

Total Revenues	10,006,631	8,466,560	18.2%
Cost of Sales:
New Vehicle	4,659,490	3,877,615	20.2%
Used Vehicle	2,701,645	2,310,147	16.9%
Service and Parts	465,620	440,392	5.7%
Fleet and Wholesale	650,302	484,222	34.3%

Total Cost of Sales	8,477,057	7,112,376	19.2%
Gross Profit	1,529,574	1,354,184	13.0%
SG&A Expenses	1,216,231	1,098,132	10.8%
Depreciation	41,013	36,132	13.5%

Operating Income	272,330	219,920	23.8%
Floor Plan Interest Expense	(29,675)	(20,617)	43.9%
Other Interest Expense	(35,474)	(32,889)	7.9%
Debt Discount Amortization	—	(1,718)	—
Equity in Earnings of Affiliates	21,392	17,527	22.1%
Debt Redemption Costs	(17,753)	—	—
Income from Continuing Operations Before Income Taxes	210,820	182,223	15.7%
Income Taxes	(69,052)	(49,289)	40.1%

Income from Continuing Operations	141,768	132,934	6.6%
Loss from Discontinued Operations, Net of Tax	(3,837)	(2,833)	35.4%

Net Income	137,931	130,101	6.0%
Less: Income Attributable to Non-Controlling Interests	990	907	9.2%

Net Income Attributable to Common Shareholders	$136,941	$129,194	6.0%

Income from Continuing Operations Per Share	$1.56	$1.43	9.1%

Income Per Share	$1.52	$1.40	8.6%

Weighted Average Shares Outstanding	90,362	92,169	(2.0%)

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$141,768	$132,934	6.6%
Less: Income Attributable to Non-Controlling Interests	990	907	9.2%

Income from Continuing Operations, net of tax	$140,778	$132,027	6.6%
Loss from Discontinued Operations, net of tax	(3,837)	(2,833)	35.4%

Net Income	$136,941	$129,194	6.0%

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Nine Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	138,080	114,242	20.9%
Used Retail	115,692	95,525	21.1%

Total Retail	253,772	209,767	21.0%

Same-Store Retail Units:
New Same-Store Retail	125,685	111,770	12.4%
Used Same-Store Retail	106,364	93,808	13.4%

Total Same-Store Retail	232,049	205,578	12.9%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$4,617,494	$4,131,472	11.8%
Used Vehicles	2,697,265	2,470,351	9.2%
Finance and Insurance, Net	232,364	204,533	13.6%
Service and Parts	1,018,149	1,007,039	1.1%

Total Same-Store Retail	$8,565,272	$7,813,395	9.6%

Revenue Mix:
New Vehicles	50.6%	50.0%	60 bps
Used Vehicles	29.2%	29.7%	(50 bps)
Finance and Insurance, Net	2.5%	2.5%	—
Service and Parts	11.1%	12.1%	(100 bps)
Fleet and Wholesale	6.6%	5.7%	90 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$36,692	$37,020	(0.9%)
Used Vehicles	25,296	26,292	(3.8%)
Gross Profit per Vehicle Retailed:
New Vehicles	$2,947	$3,077	(4.2%)
Used Vehicles	1,944	2,109	(7.8%)
Finance and Insurance	977	994	(1.7%)
Operating items as a percentage of revenue:
New Vehicle Gross Profit	8.0%	8.3%	(30 bps)
Used Vehicle Gross Profit	7.7%	8.0%	(30 bps)
Service and Parts Gross Profit	58.0%	57.1%	90 bps
Total Gross Profit	15.3%	16.0%	(70 bps)
Selling, General and Admin. Expenses	12.2%	13.0%	(80 bps)
Operating Income	2.7%	2.6%	10 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.1%	2.2%	(10 bps)
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	79.5%	81.1%	(160 bps)
Operating Income	17.8%	16.2%	160 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Nine Months Ended
	September 30,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$287,307	$252,962	13.6%
Adjusted EBITDA *	305,060	252,962	20.6%
Rent Expense	132,614	126,774	4.6%
Floorplan Credits	17,146	15,229	12.6%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
Brand Revenue Mix
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Brand Revenue Mix:
Premium:
BMW	25%	24%	24%	24%
Audi	12%	13%	12%	12%
Mercedes-Benz	11%	11%	11%	10%
Lexus	4%	4%	4%	4%
Land Rover	4%	4%	4%	4%
Porsche	4%	4%	4%	5%
Ferrari / Maserati	2%	3%	3%	3%
Acura	2%	2%	2%	2%
Other	4%	4%	4%	4%

Total Premium	68%	69%	68%	68%
Foreign:
Toyota	11%	10%	11%	11%
Honda	11%	11%	11%	11%
Nissan	2%	2%	2%	2%
Volkswagen	2%	2%	2%	2%
Other	2%	2%	2%	2%

Total Foreign	28%	27%	28%	28%
Domestic Big 3
General Motors / Chrysler / Ford	4%	4%	4%	4%
Revenue Mix:
U.S.	63%	63%	62%	62%
International	37%	37%	38%	38%

PENSKE AUTOMOTIVE GROUP, INC.
Non-GAAP Reconciliation
(Unaudited)

	Income			Earnings Per Share
	Three Months Ended			Three Months Ended
	September 30,			September 30,
	2012	2011		2012	2011
Income from Continuing Operations net of tax and Earnings per Share	$41.3	$56.6		$0.46	$0.62
Debt Redemption Costs (1)	13.0	—		0.14	—
Net Tax Benefits (2)	—	(11.0)		—	(0.12)

Adjusted Income from Continuing operations and Adjusted Earnings per Share	$54.3	$45.6	19.1%	$0.60	$0.50	20.0%

	Income			Earnings Per Share
	Nine Months Ended			Nine Months Ended
	September 30,			September 30,
	2012	2011		2012	2011
Income from Continuing Operations net of tax and Earnings per Share	$140.8	$132.0		$1.56	$1.43
Debt Redemption Costs (1)	13.0	—		0.14	—
Net Tax Benefits (2)	—	(11.0)		—	(0.12)

Adjusted Income from Continuing Operations and Adjusted Earnings per Share	$153.8	$121.0	27.1%	$1.70	$1.31	29.8%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17.8 million ($13.0 million net of taxes), or $0.14 per share.

(2)	Net income tax benefit reflecting a positive adjustment from the resolution of certain tax items in the U.K. of $17.0 million, or $0.19 per share, partially offset by a reduction in deferred tax assets of $6.0 million, or $0.07 per share.

PENSKE AUTOMOTIVE GROUP, INC.
Non-GAAP Reconciliation
(Unaudited)

Reconciliation of 2012 and 2011 net income to EBITDA and Adjusted EBITDA:

	Three Months Ended
	September 30,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$$41,313	$56,045	(26.3%)
Depreciation	14,037	12,427	13.0%
Other Interest Expense	11,689	11,153	4.8%
Income Taxes	15,308	13,246	15.6%
Loss from Discontinued Operations, net	223	895	(75.1%)

EBITDA	$82,570	$93,766	(11.9%)
Add back: Debt Redemption Costs	17,753	—	n/a

Adjusted EBITDA	$100,323	$93,766	7.0%

	Nine Months Ended
	September 30,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$137,931	$130,101	6.0%
Depreciation	41,013	36,132	13.5%
Other Interest Expense	35,474	32,889	7.9%
Debt Discount Amortization	—	1,718	n/a
Income Taxes	69,052	49,289	40.1%
Loss from Discontinued Operations, net	3,837	2,833	35.4%

EBITDA	$287,307	$252,962	13.6%
Add back: Debt Redemption Costs	17,753	—	n/a

Adjusted EBITDA	$305,060	$252,962	20.6%

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